                                 POWER OF ATTORNEY

                                        --------------------


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley, and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of PSI Energy, Inc. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $665,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"), (ii) junior unsecured subordinated debentures ("Subordinated Debentures"), (iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and/or (v) asset based securities, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1999.




                                        /s/ James K. Baker
                                        ------------------
                                        James K. Baker

                                 POWER OF ATTORNEY

                                        --------------------

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley, and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of PSI Energy, Inc. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $665,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"), (ii) junior unsecured subordinated debentures ("Subordinated Debentures"), (iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and/or (v) asset based securities, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1999.




                                        /s/ Michael G. Browning
                                        -----------------------
                                        Michael G. Browning

                                 POWER OF ATTORNEY

                                        --------------------

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley, and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of PSI Energy, Inc. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $665,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"), (ii) junior unsecured subordinated debentures ("Subordinated Debentures"), (iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and/or (v) asset based securities, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1999.




                                        /s/ John A. Hillenbrand II
                                        --------------------------
                                        John A. Hillenbrand II

                                 POWER OF ATTORNEY

                                        --------------------

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley, and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of PSI Energy, Inc. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $665,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"), (ii) junior unsecured subordinated debentures ("Subordinated Debentures"), (iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and/or (v) asset based securities, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of July, 1999.




                                        /s/ Jackson H. Randolph
                                        -----------------------
                                        Jackson H. Randolph

                                 POWER OF ATTORNEY

                                        --------------------

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley, and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of PSI Energy, Inc. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $665,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"), (ii) junior unsecured subordinated debentures ("Subordinated Debentures"), (iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and/or (v) asset based securities, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1999.




                                        /s/ James E. Rogers
                                        -------------------
                                        James E. Rogers

                                 POWER OF ATTORNEY

                                        --------------------

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Madeleine W. Ludlow, William L. Sheafer, Cheryl M. Foley, and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of PSI Energy, Inc. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $665,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"), (ii) junior unsecured subordinated debentures ("Subordinated Debentures"), (iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and/or (v) asset based securities, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1999.




                                        s/ John M. Mutz
                                        ---------------
                                        John M. Mutz